SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2004

Maritrans Inc.
     (Exact Name of Registrant Specified in Charter)

Delaware	1-9063	_51-0343903
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

Two Harbour Place
302 Knights Run Road
Tampa, Florida	33602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 209-0600

                                             Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)      Exhibits.

               99.1      Press Release, dated February 9, 2004, issued by Maritrans Inc.

Item 12.     Disclosure of Results of Operations and Financial Condition.

On February 9, 2004, Maritrans Inc. issued a press release announcing its fourth quarter 2003 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Use of Non-GAAP Financial Information

The press release contains a presentation of TCE revenue, which is a non-GAAP financial measure. A presentation of revenue, which is the most comparable GAAP measure to TCE revenue, is contained in the press release, as well as a reconciliation of TCE revenue to revenue. The Company’s management believes that the presentation of TCE revenue provides useful information regarding the Company’s financial condition and results of operation because TCE revenue essentially nets the voyage costs and voyage revenue to yield a measure that is comparable between periods regardless of the types of charters utilized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARITRANS INC.

By: /s/ Walter T. Bromfield
Walter T. Bromfield
Chief Financial Officer

Dated: February 10, 2004

Exhibit Index

Exhibit
99.1	Press Release, dated February 9, 2004, issued by Maritrans Inc.